UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 31, 2024

INNO HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Texas	001-41882	87-4294543
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2465 Farm Market 359 South Brookshire, TX	77423
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 909-8800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	INHD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Dekui Liu as Chief Execuitve Officer, Chairman, and Director

On May 31, 2024, the Board of Directors (the “Board”) of Inno Holdings Inc. (the “Company”) accepted the resignation of Dekui Liu from his position as Chief Executive Officer, Chairman, and as a Director of the Board of the Company. Mr. Liu’s resignation was not a result of any disagreement with the Company on any matter relating to its operations, policies, or practices, or to any issues regarding its accounting policies or practices.

Appointment of Tianwei Li as Chief Executive Officer and Chief Financial Officer and as a Director

On June 3, 2024, the Board appointed Tianwei Li as Chief Executive Officer of the Company, effective immediately. Mr. Li will continue to serve as the Company’s Chief Financial Officer following his appointment as Chief Executive Officer. On June 3, 2023, the Board also appointed Tianwei Li to fill the director vacancy left by Dekui Liu and to hold such office until their resignation or removal, effective immediately.

Mr. Li, 35, has served as the Chief Financial Officer of the Company, since July 2023. Prior to joining the Company, Mr. Li worked as a licensed banker at both J.P Morgan Securities LLC and JPMorgan Chase Bank, N.A. from November 2021 to July 2023. From October 2021 to December 2021, he worked as a registered representative at Sutter Securities Inc. Prior to that, from November 2020 to December 2021, he worked as a registered representative at Boustead Securities, LLC. Mr. Li held leadership positions as Vice President at both Multipoint Resources Management Corp, from April 2019 to December 2019, and CATHY LOGISTICS INC, from February 2019 to August 2019. Mr. Li earned a master’s degree in business administration in 2013 from Chapman University and a bachelor’s degree in communication in 2011 from Washington State University and holds the US Financial Industry Regulatory Agency Series 7 and 63 Securities licenses.

There is no arrangement or understanding between Mr. Li and any other persons, pursuant to which Mr. Li was selected as Chief Executive Officer, no family relationships among any of the Company’s directors or executive officers and Mr. Li, and Mr. Li does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Appointment of Ying Lui as Chairwoman of the Board

On June 3, 2024, the Board appointed Ying Liu as Chairwoman of the Board, effective immediately.

Ms. Liu, age 68, has served at various roles at the Company since September of 2021. Prior to joining the Company, she worked at China National Petroleum Corporation, Dalian Branch from 1979 to 2010. She received her A.S. Degree in Mathematics in 1976 in Dalian, China.

There is no arrangement or understanding between Ms. Liu and any other persons, pursuant to which Mr. Liu was selected as Chairwoman, Ms. Liu is the mother of Dekui Liu, the departing Chief Executive Officer of the Company. Ms. Liu does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Departure of Yihan Cai and Qiaowei Fang from the Board

On May 31, 2024, the holders of a majority of the outstanding shares of common stock, no par value (the “Common Stock”) of the Company, by written consent, removed each of Yihan Cai and Qiaowei Fang (each, a “Departing Director,” and together, the “Departing Directors”) without cause as directors on the Board, effective immediately.

The Departing Directors were independent directors of the Company and served on the Compensation Committee and the Audit Committee.

Appointment of Hongbo Li and Tao Xu to the Board

On May 31, 2024, the holders of a majority of the outstanding shares of Common Stock of the Company, by written consent, elected each of Hongbo Li and Tao Xu (each, an “Incoming Director,” and together, the “Incoming Directors”) to the Board to fill the vacancies left by the Departing Directors and to hold such office until their resignation or removal, effective immediately. The Board determined that Mr. Li and Mr. Xu are “independent” directors pursuant to the definition of independence under Rule 5605(a)(2) of the Nasdaq Listing Rules.

Mr. Hongbo Li, age 60, currently serves as the Vice President at Baolingbao Biology Co., Ltd. From 2019 to 2020 he served as the General Manager at Baolingbao Biology Co., Ltd. Mr. Li received his bachelor’s degree in Law from the University of International Business and Economics. He also received a master’s degree in Business Administration (Finance) from Edgewood College.

Mr. Tao Xu, age 44, currently serves as the Director of Fuda Capital Ltd. and as the Chief Executive Officer at Jinyide Culture Media Co., Ltd. From 2017 to 2020, he served as the Chief Executive Officer at Jinyide Jewelry Co., Ltd. Mr. Xu received his bachelor’s degree in Finance from the South-Central University for Nationalities.

There are no arrangements or understandings pursuant to which the Incoming Directors were selected as directors of the Company and there are no familial relationships between the Incoming Directors and the other directors or executive officers of the Company. Since the beginning of the Company’s last fiscal year, the Company and the Incoming Directors have not participated in any transactions, and there are currently no proposed transactions in which the Company or the Incoming Directors, or any person who as a result of the Incoming Director’s would be a related person for the purposes of Item 404(a) of Regulation S-K promulgated under the Securities Act of 1933, had or will have a direct or material interest.

The Company will compensate each of the Incoming Directors for their service as non-employee directors consistent with the compensation provided to other non-employee directors. Accordingly, Mr. Li and Mr. Xu will receive $10,000 in cash per quarter, subject to their continued service on the Board, respectively.

Hongbo Li is expected to serve on the Compensation Committee and Audit Committee, and Tao Xu is expected to serve on the Compensation Committee and Audit Committee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNO HOLDINGS INC.

By:	/s/ Tianwei Li
Name:	Tianwei Li
Title:	Chief Executive Officer and Chief Financial Officer

Date: June 3, 2024